OPPENHEIMER MUNICIPAL BOND FUND

Supplement dated June 21, 2001 to the

Prospectus dated November 21, 2000

The Prospectus is changed as follows:

1.	The first paragraph of the subsection entitled "Portfolio Managers" on page 11 is revised in its entirety to read as follows:

Portfolio Managers. Effective as of April 12, 2001, the portfolio managers of the Fund are Jerry Webman and Merrell Hora. Mr. Webman is Senior Vice President and Director of the Fixed Income Department of the Manager and Mr. Hora is Assistant Vice President of the Manager.
Prior to joining the Manager in February 1996, Mr. Webman was a Vice President at Prudential Investment Corporation from November, 1990. Mr. Hora was formerly a Senior Quantitative Analyst for the Fixed Income Department’s Quantitative Analysis Team (July 1998 – August 2000). Prior to joining the Manager in July 1998 he was a quantitative analyst with a subsidiary of the Cargill Financial Services Group (January 1997 – September 1997) and also held numerous positions at the University of Minnesota from which he obtained his Ph.D. in Economics.

2.	All references in the Prospectus to the "portfolio manager" are hereby changed to read, "portfolio managers."

June 21, 2001                                                                                     PS0310.012